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                                    Exhibit A

                          Registered Investment Companies Subject to Management Agreement

--------------------------------------------------------------------------------- ----------------------------------

Registered Investment Company/Institutional Class Funds                                         Date

American Century Quantitative Equity Funds
     American Century Equity Growth Fund                                                   August 1, 1997
     American Century Income & Growth Fund                                                 August 1, 1997
     American Century Small Capitalization Quantitative Fund                                June 29, 1998
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By executing  this Exhibit A, each Fund  executes  the  Management  Agreement to which it is  attached  and all of its  Exhibits  and  amendments  as of the date specified above.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


/*/Robert C. Puff                                      /*/Douglas A. Paul
Robert C. Puff                                         Douglas A. Paul
President                                              Secretary
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                                    Exhibit B

                          Series Investment Categories
----------------------------------------- --------------------------------------------------------------------------

Investment Category                       Series
----------------------------------------- --------------------------------------------------------------------------

Equity Funds                              American Century Equity Growth Fund
                                          American Century Income & Growth Fund
                                          American Century Small Capitalization Quantitative Fund
----------------------------------------- --------------------------------------------------------------------------







Dated:  June 29, 1998

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

As executed on behalf of the above in                  As executed on behalf of the above in
Exhibit A by                                           Exhibit A by

Robert C. Puff                                         Douglas A. Paul
President                                              Secretary
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                                    Exhibit C

                 Investment Category Fee Schedules: Equity Funds

Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
First $1 billion                  0.5200%                         American Century Equity Growth Fund
Next $5 billion                   0.4600%                        American Century Income & Growth Fund
                                                   ------------------------------------------------------------------
Next $15 billion                  0.4160%
Next $25 billion                  0.3690%
Next $50 billion                  0.3420%
Next $150 billion                 0.3390%
Thereafter                        0.3380%

Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
First $1 billion                  0.7200%                        American Century Small Capitalization
Next $5 billion                   0.6600%                                  Quantitative Fund
                                                   ------------------------------------------------------------------
Next $15 billion                  0.6160%
Next $25 billion                  0.5690%
Next $50 billion                  0.5420%
Next $150 billion                 0.5390%
Thereafter                        0.5380%













Dated:  June 29, 1998

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

As executed on behalf of the above in                  As executed on behalf of the above in
Exhibit A by                                           Exhibit A by

Robert C. Puff                                         James M. Benham
President                                              President and Chief Executive Officer
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                                                Exhibit D
                                           Complex Fee Schedule

                          Complex Assets                              Fee Rate
                          First $2.5 billion                          0.1100%
                          ----------------------------------
                          Next $7.5 billion                           0.1000%
                          ----------------------------------
                          Next $15.0 billion                          0.0985%
                          ----------------------------------
                          Next $25.0 billion                          0.0970%
                          ----------------------------------
                          Next $50.0 billion                          0.0960%
                          ----------------------------------
                          Next $100.0 billion                         0.0950%
                          ----------------------------------
                          Next $100.0 billion                         0.0940%
                          ----------------------------------
                          Next $200.0 billion                         0.0930%
                          ----------------------------------
                          Next $250.0 billion                         0.0920%
                          ----------------------------------
                          Next $500.0 billion                         0.0910%
                          ----------------------------------
                          Thereafter                                  0.0900%













Dated:  June 29, 1998

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

As executed on behalf of the above in                  As executed on behalf of the above in
Exhibit A by                                           Exhibit A by

Robert C. Puff                                         Douglas A. Paul
President                                              Secretary
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